The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	DOWNEY SAVINGS and LOAN- EXPRESS NC
	Balances as of 8/01/04

Total Current Balance:	54,881,475
Total Original Balance:	54,898,554

Number Of Loans:	130

			Minimum	Maximum
Average Current Balance:	$422,165.19		$336,400.00	$978,459.08
Average Original Amount:	$422,296.57		$336,400.00	$980,000.00

Weighted Average Gross Coupon:	3.128%		1.250	5.031%
Weighted Average Gross Margin:	3.068%		2.300	4.000%
Weighted Average Max Int Rate:	10.005%		9.950	10.950%

Weighted Average Original Ltv:	69.78%		45.00	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	726		627	813

Weighted Average Original Term:	395	months	360	480	months
Weighted Average Remaining Term:	394	months	358	480	months
Weighted Average Seasoning:	1	months	0	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Weighted Average Prepay Term:	26	months	0	36	months
Top State Concentrations ($):	92.86 % California, 2.59 % Arizona, 1.71 % New York
Maximum Zip Code Concentration ($):	2.46% 93012 (Camarillo, CA)

First Pay Date:			Jul 01, 2004	Sep 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Aug 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
336,400 - 350,000	22	7,555,625.23	13.77
350,001 - 400,000	54	20,159,811.88	36.73
400,001 - 450,000	23	9,794,444.44	17.85
450,001 - 500,000	15	7,206,660.87	13.13
500,001 - 550,000	8	4,274,250.00	7.79
550,001 - 600,000	2	1,175,654.48	2.14
650,001 - 700,000	3	2,086,000.00	3.80
700,001 - 750,000	1	742,000.00	1.35
900,001 - 950,000	1	908,569.15	1.66
950,001 - 978,459	1	978,459.08	1.78
Total	130	54,881,475.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	95	38,833,901.34	70.76
480	35	16,047,573.79	29.24
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	95	38,833,901.34	70.76
471 - 480	35	16,047,573.79	29.24
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	130	54,881,475.13	100.00
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	107	45,371,313.95	82.67
Condominium	13	5,045,161.18	9.19
PUD	10	4,465,000.00	8.14
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	124	52,681,475.13	95.99
Investor	6	2,200,000.00	4.01
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	57	24,543,160.06	44.72
Purchase	41	16,899,097.79	30.79
Rate/Term Refinance	32	13,439,217.28	24.49
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Express Documentation	130	54,881,475.13	100.00
Total	130	54,881,475.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
45.00 - 45.00	1	495,000.00	0.90
45.01 - 50.00	3	2,058,459.08	3.75
50.01 - 55.00	13	5,386,429.00	9.81
55.01 - 60.00	4	1,718,500.00	3.13
60.01 - 65.00	17	7,413,850.99	13.51
65.01 - 70.00	18	7,708,212.79	14.05
70.01 - 75.00	34	14,373,507.77	26.19
75.01 - 80.00	33	13,148,115.50	23.96
80.01 - 85.00	1	400,000.00	0.73
85.01 - 90.00	6	2,179,400.00	3.97
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	3	1,419,500.00	2.59
California	121	50,960,912.08	92.86
New Jersey	2	837,900.00	1.53
New York	2	937,029.00	1.71
Washington	2	726,134.05	1.32
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	47	19,834,004.00	36.14
1.501 - 2.000	4	1,430,000.00	2.61
2.001 - 2.500	2	741,000.00	1.35
3.501 - 4.000	10	4,251,678.86	7.75
4.001 - 4.500	48	20,822,421.34	37.94
4.501 - 5.000	18	7,461,370.93	13.60
5.001 - 5.031	1	341,000.00	0.62
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	88	36,221,901.34	66.00
10.001 - 10.500	41	18,247,573.79	33.25
10.501 - 10.950	1	412,000.00	0.75
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	6	2,360,167.71	4.30
2.501 - 3.000	56	24,351,782.49	44.37
3.001 - 3.500	49	20,916,899.93	38.11
3.501 - 4.000	19	7,252,625.00	13.22
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.300 - 2.500	6	2,360,167.71	4.30
2.501 - 3.000	56	24,351,782.49	44.37
3.001 - 3.500	49	20,916,899.93	38.11
3.501 - 4.000	19	7,252,625.00	13.22
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	130	54,881,475.13	100.00
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
627 - 640	3	1,315,618.02	2.40
641 - 660	2	714,559.28	1.30
661 - 680	7	3,056,312.79	5.57
681 - 700	27	11,201,267.38	20.41
701 - 720	22	9,787,270.23	17.83
721 - 740	17	7,309,509.80	13.32
741 - 760	21	8,950,669.92	16.31
761 - 780	18	7,274,267.71	13.25
781 - 800	11	4,367,000.00	7.96
801 - 813	2	905,000.00	1.65
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	130	54,881,475.13	100.00
Total	130	54,881,475.13	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	130	54,881,475.13	100.00
Total	130	54,881,475.13	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	16	6,280,389.73	11.44
12	46	20,571,880.79	37.48
36	68	28,029,204.61	51.07
Total	130	54,881,475.13	100.00